Provisions	6 Months Ended
Jun. 30, 2021
Restructuring Provision [Abstract]
Provisions
8.	Provisions

The Company has a long-term contract with a contract development and manufacturing organization, or CDMO for which it has no use as it exits the Ryplazim® business. As such, the Company recorded a provision for onerous contract for an amount of $21,928 representing the discounted value of the minimum purchase commitment set forth under the contract using the available 5-year early cancellation notification period. The Company is investigating different avenues to potentially reduce the impact of this contract on its future cash outflows. This expense is included as part of the net loss from discontinued operations for the quarter and six months ended June 30, 2021.

Provision recognized during the period	$21,928
Less current portion of provisions	3,078
Long-term portion of provisions	$18,850